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                                 SMITH & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                       CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                             10 WEST 100 SOUTH
  CERTIFIED PUBLIC ACCOUNTANTS                    SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                               TELEPHONE:   (801) 575-8297
  CERTIFIED PUBLIC ACCOUNTANTS                    FACSIMILE:   (801) 575-8306
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November 12, 1997


SECPS LETTER FILE
U.S. Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, Northwest
Washington, DC 20549

RE: Sterling Worldwide Corporation - SEC File No.  33-55254-29

Ladies and Gentlemen:

We have read Item 4 of the 8-K/A for Sterling Worldwide Corporation, dated November 12, 1997 and agree with the statements contained therein.

Very truly yours,

Smith & Company


By:__/S/______________
     William R. Denney